May 3, 2010
First Quarter 2010 Review
Peter S. Kraus
Chairman & Chief Executive Officer
David A. Steyn
Chief Operating Officer
John B. Howard
Chief Financial Officer

1Q10 Earnings Call Presentation

AllianceBernstein.com
Certain statements provided by management in this presentation are “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in AllianceBernstein’s Form 10-K for
the year ended December 31, 2009. Any or all of the forward-looking statements made in this presentation, Form 10-K, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward
-Looking Statements”, and those listed below, could also adversely affect AllianceBernstein’s financial condition, results of operations and business prospects.
The forward-looking statements referred to in the preceding paragraph include statements regarding:
■ The pipeline of new institutional mandates not yet funded: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated.
■ The expectation that our current AUM level, coupled with a lower expense base sets the stage for improved financial results: Unanticipated events and factors, including pursuit of strategic initiatives, may expand AllianceBernstein’s expense base, thus limiting the extent to which it benefits from any positive leverage in future periods. Growth in revenues will depend on the level of assets under management, which in turn depends on factors such as the actual performance of the capital markets, the performance of AllianceBernstein’s investment products and other factors beyond its control.
Cautions Regarding Forward-Looking Statements

0
25
50
75
100
Percentile Rank
Global Value Fund
International Value Fund
US Value Fund

1Q10 Earnings Call Presentation

AllianceBernstein.com
Cumulative Premium
vs. Benchmarks
As of March 31, 2010
Past Performance is no guarantee of future results. The returns and rankings presented are net of mutual fund A-share expense ratios. Peak-to-Trough time period is defined as October 9, 2007 through March 9, 2009. Trough-to-Present is defined as March 9, 2009 through March 31, 2010. The Value Fund is part of the Bernstein Diversified Value (Russell 1000 Value). Global Value Fund
is in the Lipper Global Large-Cap Value Universe; International Value Fund is in the International Large Cap Value Funds Universe; Value Fund is in the Lipper Large Cap Value Funds Universe
Composite. Source: Lipper and AllianceBernstein
Lipper Percentile Ranks
Peak-to-Trough (12.1)% (10.3)% (3.7)%
Trough-to-Present 14.4% 12.4% (2.5)%
(MSCI World)
(MSCI EAFE)
(Russell 1000 Value)
Cumulative Premium
vs. Peer Average
Peak-to-Trough (9.4)% (8.5)% (6.3)%
Trough-to-Present 18.8% 11.8% 3.3%
87
97
94
11
20
34
Restoring Competitive Performance

0
25
50
75
100
Percentile Rank
Global Growth
International Growth
Small/Mid Cap Growth

1Q10 Earnings Call Presentation

AllianceBernstein.com
As of March 31, 2010
Past Performance is no guarantee of future results. The returns and rankings presented are net of mutual fund A-share total expense ratios. Peak-to-Trough time period is defined as October 9,
2007 through March 9, 2009. Trough-to-Present is defined as March 9, 2009 through March 31, 2010. Global Growth Fund is part of the Alliance Global Research Growth composite and is measured against the Lipper Global Large Cap Growth Category; International Growth Fund is part of the Alliance International Research Growth All Country composite and is part of the Lipper
International Large Cap Growth Category. Small/Mid Cap Growth Fund is part of the Mid Cap Growth Category. Source: Lipper and AllianceBernstein
Lipper Percentile Ranks
Cumulative Premium
vs. Benchmarks
Peak-to-Trough (7.8)% (4.4)% (4.3)%
Trough-to-Present (5.0)% 5.0% (5.7)%
Cumulative Premium
vs. Peer Average
Peak-to-Trough (8.1)% (4.0)% (4.9)%
Trough-to-Present (0.2)% 8.3% 7.5%
(MSCI World)
(MSCI AC World ex US)
(Russell 2500 Growth)
97
79
89
39
16
25
Restoring Competitive Performance

Percentile Rank
0
25
50
75
100
Global Bond
High Income
Intermediate Diversified Muni

1Q10 Earnings Call Presentation
5
AllianceBernstein.com
As of March 31, 2010
*33% Barclays Capital US High Yield 2% Constrained Index, 33% JPMorgan EMBI Global, 33% JPMorgan GBI-EM
Past Performance is no guarantee of future results. The returns and rankings presented are net of mutual fund A-share total expense ratios. Peak-to-Trough time period is defined as October 9,
2007 through March 9, 2009. Trough-to-Present is defined as March 9, 2009 through March 31, 2010. Global Bond Fund is part of Lipper Global Income Funds Category; High Income Fund is part of Lipper High-Current Yield Funds Category; Intermediate Diversified Municipal Bond Fund is part of Lipper Intermediate Municipal Debt Funds Category. Source: Lipper and AllianceBernstein
Lipper Percentile Ranks
Cumulative Premium
vs. Benchmarks
Peak-to-Trough (19.9)% (8.8)% (4.2)%
Trough-to-Present 24.3% 21.7% (0.3)%
Cumulative Premium
vs. Peer Average
Peak-to-Trough (4.6)% 0.7% 3.2%
Trough-to-Present 9.7% 20.0% (2.8)%
(Barclays Global Aggregate
(USD hedged) Index)
(Composite Benchmark*)
(Barclays 5Yr GO Municipal Bond Index)
70
52
88
21

14
Restoring Competitive Performance

$3.0
$0.2
$3.6
$1.4
$5.2
$0.6
($13.7)
($6.6)
($2.9)
($13.5)
($5.4)
($5.3)
($11.4)
($4.9)
($0.2)
($10.8)
($4.9)
($2.5)
($7.3)
($4.9)
1Q09
2Q09
3Q09
4Q09
1Q10
Value
Growth
Fixed
Other

1Q10 Earnings Call Presentation

AllianceBernstein.com
(1) Approximately $86 billion of Blend Strategies AUM are reported in their respective services.
(2) Includes index, structured, asset allocation services and other non-actively managed AUM.
In US dollars billions
 Total:   ($20.2)    ($24.0) ($12.9)      ($16.8)     ($6.4)
(2)
Net Flows By Investment Service(1)

$2.5
($13.4)
($3.5)
($3.3)
($18.7)
($3.5)
($1.8)
($10.0)
($1.9)
($1.0)
($15.6)
($0.4)
($0.8)
($8.6)
($0.3)
1Q09
2Q09
3Q09
4Q09
1Q10
Institutions
Retail
Private Client

1Q10 Earnings Call Presentation

AllianceBernstein.com
In US dollars billions
Total:      ($20.2) ($24.0) ($12.9)     ($16.8)     ($6.4)
Net Flows By Distribution Channel

Asset Flows for Trailing Five Quarters
$3
$2
$1
$0
($1)
($2)
($3)
($4)
($5)
1.7
1.4
2.0
2.4
2.1
(3.3)
(5.0)
(1.8)
(3.2)
(1.0)
(3.0)
(0.8)
(3.2)
(0.3)
(2.4)
1Q09
2Q09
3Q09
4Q09
1Q10
Gross Sales
Gross Outflows
Net Flows

1Q10 Earnings Call Presentation

AllianceBernstein.com
Billions
■ Net outflows improved by 59% sequentially due to a 25% decline in gross outflows
■ Sales activity continued to rebound— second consecutive quarter with increased client relationships
■ Risk-aversion continued to abate, based on new-account asset mix
■ Launched a dynamic approach to managing portfolio risk: adopted by over 2,000 clients since late February
Percentages are calculated using AUM rounded to the nearest million.
Private Client Highlights

Asset Flows for Trailing Five Quarters
$12
$9
$6
$3
$0
($3)
($6)
($9)
4.8
4.5
5.9
7.9
10.5
(3.5)
(3.5)
(1.9)
(0.4)
2.5
(8.3)
(8.0)
(7.8)
(8.3)
(8.0)
1Q09
2Q09
3Q09
4Q09
1Q10
Gross Sales
Gross Outflows
Net Flows

1Q10 Earnings Call Presentation

AllianceBernstein.com
Billions
■ Net flows were positive, improving by $2.9 billion sequentially
■ Gross sales were up 34% sequentially
■ Mutual fund net inflows for 4th consecutive quarter, fueled primarily by non-US sales and new product launches
 ●1Q10 included two significant fund launches with a major Asian distributor
 ●Business in Asia experienced solid growth, driven by new products and distributor relationships
 ●Mutual fund net flows in US improved as sales increased, but still negative
■ 66% of mutual funds (asset-weighted) were in top 50% of peer groups for 1Q10 and one year; 72% for 10 years
Percentages are calculated using AUM rounded to the nearest million.
Retail Highlights

Asset Flows for Trailing Five Quarters
$6
$2
($2)
($6)
($10)
($14)
($18)
($22)
5.3
1.3
5.3
4.3
3.5
(13.4)
(18.7)
(18.7)
(20.0)
(10.0)
(15.3)
(15.6)
(19.9)
(8.6)
(12.1)
1Q09
2Q09
3Q09
4Q09
1Q10
Gross Sales
Gross Outflows
Net Flows

AB

1Q10 Earnings Call Presentation

AllianceBernstein.com
■ Net outflows improved by 45% compared to 4Q09 and 36% compared to 1Q09 due to decreased gross outflows
■ Pipeline of awarded but unfunded mandates increased by 42% sequentially to $5.2 billion from $3.6 billion
■ Consultant relations improving; e.g. consultant advocacy key to recent large Global Fixed income mandate award
■ Fixed Income success continues:
 ● Strong performance continued to drive sales of Global Fixed Income services to non-US clients
 ● Completed final round of PPIP capital raise, exceeding the $1.1 billion original capacity allocation
■ Japan Strategic Value named Best Japan Equity service in AsianInvestor 2010 Investment Performance Awards
Billions
Percentages are calculated using AUM rounded to the nearest million.
Institutions Highlights

1Q10 Earnings Call Presentation

AllianceBernstein.com
*Source: Management estimate
■ 1Q10 revenue up 5% year-over-year and 2% sequentially; Europe up strong double-digits and U.S. down slightly year-over-year
■ Although the industry backdrop remains sluggish, we believe SCB continued to gain share*, driven by investments in research, new trading services, and geographic footprint
■ Research and trading capabilities received recognition:
 ● Bernstein was again ranked #1 on all key metrics of research quality in a leading independent survey of US institutional investors
 ● Sanford C. Bernstein ranked #2 among North American brokers in obtaining the best prices for customers in an independent, third-party survey of institutional clients
■ 2010 strategic initiatives remain on track:
 ● Maintain/expand research preeminence
 ● Grow US and European share
 ● Build out Asia research platform
 ● Expand and grow service set: equity derivatives, European electronic platform, ECM
 ● Increase collaboration between sellside and Private Client sales team
Bernstein Research Services Highlights

Headcount down 10% from 1Q09 and 24% from 3Q08 peak
4,800
4,700
4,600
4,500
4,400
4,300
4,200
4,100
4,000
1Q09
2Q09
3Q09
4Q09
1Q10

1Q10 Earnings Call Presentation

AllianceBernstein.com
4,369
4,761
4,654
4,544
4,276
Five Quarter Headcount Trend

1Q10 Earnings Call Presentation

AllianceBernstein.com
In US dollars millions (excluding per-Unit amounts)
*Operating Margin = (Operating Income less Net Income/plus Net Loss of Consolidated Entities Attributable to Non-Controlling Interests) / Net Revenues.
Percentages are calculated using revenues and expenses rounded to the nearest thousand.
(1) Final Federated trail payment to be recorded in second quarter of 2010 and is expected to be lower than in 1Q10
(2) Higher Venture Capital Fund losses in 1Q10
(3) 1Q10 GAAP results include a real estate sublease charge of $12 million, or $0.04 per Unit
	1Q 2010	1Q 2009	Percent Change	4Q 2009	Percent Change
Net Revenues	$725	$598	21%	$782	-7%
Operating Expenses	585	564	4%	582	1%
Operating Income	140	34	314%	200	-30%
Non-Operating Income(1)	4	6	-28%	5	-1%
Income Before Income Taxes	144	40	261%	205	-29%
Income Taxes	13	8	52%	14	-6%
Net Income	131	32	317%	191	-31%
Net (Income) Loss of Consolidated Entities Attributable to Non-Controlling Interests(2)	17	5	214%	1	n/m
Net Income Attributable to AllianceBernstein Unitholders	$148	$37	302%	$192	-23%
AllianceBernstein L.P. Diluted Net Income per Unit(3)	$0.53	$0.14	279%	$0.70	-24%
Operating Margin*	21.6%	6.5%		25.7%
AllianceBernstein Holding L.P. Diluted Net Income per Unit(3)	$0.46	$0.07	557%	$0.62	-26%
First Quarter 2010 Net Income

1Q10 Earnings Call Presentation

AllianceBernstein.com
Percentages are calculated using revenues and expenses rounded to the nearest thousand.
In US dollars millions
(1) Y/Y: 1Q10 Deferred Comp gains vs. 1Q09 losses and higher Venture Capital Fund losses in 1Q10
 Q/Q: Higher Venture Capital Fund losses and lower Deferred Comp gains in 1Q10
(2) Other Revenues primarily comprised of shareholder servicing fees and dividend and interest income
Revenues	1Q 2010	1Q 2009	Percent Change	4Q 2009	Percent Change
Base Fees	$509	$433	18%	$527	-3%
Performance Fees	3	12	-78%	16	-84%
Bernstein Research	111	106	5%	109	2%
Distribution	80	58	38%	81	-1%
Investment Gains (Losses)(1)	-8	-41	-81%	14	n/m
Other Revenues(2)	31	32	-4%	36	-15%
Total Revenues	726	600	21%	783	-7%
Less: Interest Expense	1	2	-59%	1	43%
Net Revenues	$725	$598	21%	$782	-7%
First Quarter 2010 Revenues

1Q10 Earnings Call Presentation

AllianceBernstein.com
Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand.
In US dollars
(1) Y/Y: Fees from closed All Asset Deep Value Fund in 1Q09
 Q/Q: Hedge Fund fees in 4Q09
	1Q 2010	1Q 2009	Percent Change	4Q 2009	Percent Change
Ending AUM ($ Billions)	$501	$411	22%	$496	1%
Average AUM ($ Billions)	$490	$424	16%	$494	-1%

By Fee Type ($ Millions):
Base Fees	$509	$433	18%	$527	-3%
Performance Fees(1)	3	12	-78%	16	-84%
Total	$512	$445	15%	$543	-6%

Base Fees By Channel ($ Millions):
Institutions	$196	$185	7%	$212	-7%
Retail	$152	$111	37%	$154	-1%
Private Client	$161	$137	17%	$161	-
Total	$509	$433	18%	$527	-3%
First Quarter 2010 Advisory Fees

1Q10 Earnings Call Presentation

AllianceBernstein.com
*“Other” includes Interest and Amortization of Intangibles.
Percentages are calculated using expenses rounded to the nearest thousand.
In US dollars millions
(1) Approximately $8 million, $8 million and $6 million in Bernstein Research Services transaction costs were reclassified from General and Administrative to
 Promotion and Servicing expenses for 1Q10, 1Q09 and 4Q09, respectively
(2) Y/Y: Improved Foreign Exchange P&L ($7M) offset by higher real estate sublease charges ($12M in 1Q10 vs. $7M in 1Q09)
 Q/Q: 1Q10 includes $12M real estate sublease charge
Expenses	1Q 2010	1Q 2009	Percent Change		4Q 2009	Percent Change
Compensation & Benefits	$319	$314	2%	■ Slide 17	$323	-1%	■ Slide 17
Promotion & Servicing(1)	122	105	16%	■ Higher distribution plan expenses	128	-5%	■ Lower distribution plan and travel-related expenses
General & Administrative(1)(2)	138	139	-1%		125	11%
Other*	6	6	-		6	-
Total	$585	$564	4%		$582	1%
First Quarter 2010 Operating Expenses

1Q10 Earnings Call Presentation

AllianceBernstein.com
Percentages are calculated using expenses rounded to the nearest thousand.
In US dollars millions
	1Q 2010	1Q 2009	Percent Change	4Q 2009	Percent Change
Base Compensation(1)	$105	$127	-17%	$115	-9%
Incentive Compensation
Cash	68	69	-1%	71	-4%
Deferred Compensation(2)	58	33	76%	62	-7%
Total	126	102	24%	133	-5%
Commissions	52	52	-	47	12%
Fringes & Other(3)	36	33	8%	28	27%
Total	$319	$314	2%	$323	-1%
(1) Base compensation decreased due to lower severance and base salaries; severance charges were $5M, $21M and $12M for 1Q10, 1Q09 and 4Q09, respectively
(2) Y/Y: Increase due to change in amortization of mark-to-market on deferred compensation mutual fund awards and higher amortization of
 AllianceBernstein Unit awards (see slide 34 for detail)
(3) Sequential increase in Fringes and Other due primarily to higher payroll taxes in 1Q10, resulting from annual reset of employer tax caps
First Quarter 2010 Compensation & Benefits

1Q10 Earnings Call Presentation

AllianceBernstein.com
Percentages are calculated using income, earnings and expenses rounded to the nearest thousand.
In US dollars millions (except per Unit amounts)
	1Q 2010	1Q 2009	Percent Change	4Q 2009	Percent Change
AllianceBernstein
Net Income Attributable to AllianceBernstein	$148	$37	302%	$192	-23%
Weighted Average Equity Ownership Interest	36.6%	34.2%		35.0%
AllianceBernstein Holding
Equity in Net Income Attributable to AllianceBernstein	$54	$13	330%	$67	-19%
Income Taxes	7	6	18%	7	-
Net Income	$47	$7	601%	$60	-21%
Diluted Net Income Per Unit	$0.46	$0.07	557%	$0.62	-26%
Distributions Per Unit	$0.46	$0.07	557%	$0.62	-26%
AllianceBernstein Holding Financial Results

1Q10 Earnings Call Presentation

AllianceBernstein.com
Q & A

1Q10 Earnings Call Presentation

AllianceBernstein.com
Appendix

Global Value
(1.2)
(0.3)
0.7
5.8
4.3
1.5
(10.1)
(7.3)
(4.3)
(6.4)
(4.3)
(3.1)
8.3
5.1
(0.1)
5.3
5.6
(0.8)

1Q10 Earnings Call Presentation

AllianceBernstein.com
International Value
US Diversified Value
Benchmark MSCI World (Cap, UH, net)  MSCI EAFE (Cap, UH, net)  Russell 1000 Value
1Q10
CY2009
CY2008
CY2007
CY2006
CY2005
Institutional Equity Composites vs. Benchmarks
Percent
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
Value Equity: Relative Performance

US Large Cap Growth
Global Research Growth
(2.3)
(1.7)
(1.3)
(0.2)
2.1
0.5
(1.7)
(12.1)
(7.3)
2.6
4.4
7.2
(8.0)
(4.7)
(8.2)
10.7
7.3
2.2

1Q10 Earnings Call Presentation

AllianceBernstein.com
International Large Cap Growth
Benchmark Russell 1000 Growth MSCI World (Cap, UH, net) MSCI EAFE (Cap, UH, net)
Institutional Equity Composites vs. Benchmarks
Percent
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
1Q10
CY2009
CY2008
CY2007
CY2006
CY2005
Growth Equity: Relative Performance

Emerging Market Blend
(1.4)
(0.6)
(0.6)
4.3
2.8
10.3
(11.2)
(6.9)
(3.4)
(1.3)
1.0
(4.6)
1.7
(2.2)
(3.1)
6.4
2.5
(4.3)

1Q10 Earnings Call Presentation

AllianceBernstein.com
International Blend
Global Blend
Institutional Blend Strategies Composites vs. Benchmarks
Percent
Benchmark MSCI World (Cap, UH, net)  MSCI EAFE (Cap, UH, net)  MSCI EM (Cap, UH, net)
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
Blend Strategies: Relative Performance
1Q10
CY2009
CY2008
CY2007
CY2006
CY2005

Strategic Core Plus
Global Plus
1.2
1.2
0.8
12.4
10.9
16.2
(10.1)
(12.9)
(7.1)
(1.2)
0.1
1.3
0.6
0.6
2.1
0.3
0.4
0.5
Benchmark
Custom Index
Barclays Global Aggregate
JMP EMBI Global

1Q10 Earnings Call Presentation

AllianceBernstein.com
Institutional Fixed Income Composites vs. Benchmarks
Percent
   Bond Index (Unhedged)
Performance is preliminary.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
Emerging Market Debt
1Q10
CY2009
CY2008
CY2007
CY2006
CY2005
Fixed Income: Relative Performance

Service	1Q 2010	Periods Ended March 31, 2010 One Year	Three Years	Five Years	10 Years	Benchmark
US Diversified Value	0.7	1.0	(2.3)	(1.7)	1.2	Russell 1000 Value
US Strategic Value	1.9	5.9	(6.1)	(2.9)	4.9	S&P 500
US Strategic Value	0.5	2.1	(3.0)	(2.0)	1.1	Russell 1000 Value
International Value	(0.3)	3.5	(4.0)	(1.6)	3.8	MSCI EAFE (Cap, UH)
International Strategic Value	(0.4)	6.0	(5.4)	(2.3)	N/A	MSCI EAFE (Cap, UH)
Global Value	(1.2)	6.4	(6.1)	(2.4)	5.1	MSCI World (Cap, UH)
Global Strategic Value	(1.1)	12.6	(7.9)	(3.5)	N/A	MSCI World (Cap, UH)
Emerging Markets Value	0.5	18.6	(1.0)	(1.9)	4.4	MSCI EM

AB

1Q10 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of March 31, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Equity Composites vs. Benchmarks
Institutional Value Equity: Relative Performance

Service	1Q 2010	Periods Ended March 31, 2010 One Year	Three Years	Five Years	10 Years	Benchmark
Global Research Growth	(1.7)	(6.1)	(5.6)	(3.2)	(0.7)	MSCI World (net)
US Large Cap Growth	(2.3)	(4.5)	(0.8)	0.4	0.3	Russell 1000 Growth
Int'l Research Growth All Country	(1.1)	(3.4)	(2.3)	(0.4)	N/A	MSCI ACWI ex US (net)
US Research Growth	(1.9)	(7.5)	(2.3)	(1.2)	(1.7)	S&P 500 Index
US Thematic Research	(1.3)	1.0	1.0	0.0	0.6	S&P 500 Index
US Small Cap Growth	2.6	0.8	0.6	0.7	3.2	Russell 2000 Growth
Global Large Cap Growth	(2.0)	(7.6)	(2.3)	(1.4)	(3.9)	MSCI World (net)
Int'l Large Cap Growth	(1.3)	(7.6)	(2.5)	(2.5)	(2.6)	MSCI EAFE (net)
Emerging Markets Growth	(1.3)	(3.5)	(3.5)	(2.6)	(1.5)	MSCI EM (net)

AB

1Q10 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of March 31, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Equity Composites vs. Benchmarks
Institutional Growth Equity: Relative Performance

1Q10 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of March 31, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Blend Strategies Equity Composites vs. Benchmarks
		Periods Ended March 31, 2010
Service	1Q 2010	One Year	Three Years	Five Years	10 Years	Benchmark
Global Blend Strategies	(1.4)	0.6	(5.8)	(2.8)	N/A	MSCI World
International Blend Strategies	(0.6)	(1.9)	(3.0)	(2.1)	N/A	MSCI EAFE
US Blend Strategies	(0.5)	0.8	(1.8)	(0.8)	N/A	S&P 500
Emerging Markets Blend Strategies	(0.6)	7.5	(2.3)	(2.4)	N/A	MSCI EM
Institutional Blend Strategies: Relative Performance

Service	1Q 2010	Periods Ended March 31, 2010 One Year	Three Years	Five Years	10 Years	Benchmark
Corporate Bonds	0.3	3.7	(0.2)	(0.0)	0.2	Custom Corporate Index
Strategic Core Plus	1.2	12.7	0.3	0.4	N/A	Custom Index
Global Plus	1.2	14.0	(0.8)	(0.2)	N/A	Barclays Global Aggregate Bond Index (Unhedged)
Global Fixed Income	1.4	3.7	1.2	0.8	0.5	CitiGroup WGBI - Unhedged
Emerging Market Debt	0.8	15.8	1.9	1.8	2.6	JPM EMBI Global
Low Duration	0.8	6.7	(2.3)	(1.3)	(0.6)	Merrill Lynch U.S. Treasury (1-3 Years)

1Q10 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of March 31, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investments service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Fixed Income Composites vs. Benchmarks*
Institutional Fixed Income: Relative Performance

1Q10 Earnings Call Presentation

AllianceBernstein.com
Performance is preliminary.
As of March 31, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983; Strategic Growth—January 1, 1983 (ACM Large Cap Growth
used as a proxy for Strategic Growth through January 1, 2001; Strategic Growth used thereafter); Intermediate Municipal Bond Composite—January 1, 1983; Bernstein Tax-Managed International
Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001. The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: Standard and Poor’s, Morgan Stanley, Lipper and AllianceBernstein
		Periods Ended March 31, 2010
Service	1Q 2010	One Year	Three Years	Five Years	10 Years
Fully Diversified Simulation*	2.7	32.0	(3.3)	2.8	3.3
S&P 500	5.4	49.8	(4.2)	1.9	(0.7)

MSCI World (net)	3.2	52.4	(5.4)	2.9	(0.0)

Lipper Short/Int Blended Muni Fund Avg	0.7	6.2	3.4	3.3	3.9

Private Client: Absolute Performance

Service	1Q 2010	Periods Ended March 31, 2010 One Year	Three Years	Five Years	Ten Years	Lipper Average
International Value	0.7	7.3	(4.9)	(2.2)	N/A	International Large Cap Value
Growth & Income[(1)]	(1.0)	(10.8)	(1.6)	(1.5)	(1.5)	Large Cap Value
U.S. Small/Mid Cap Value	3.4	10.9	4.2	2.7	N/A	Small Cap Value
U.S. Value	1.4	1.8	(4.6)	(2.8)	N/A	Large Cap Value
Global Value	0.8	12.4	(3.4)	(1.0)	N/A	Global Large Cap Value

1Q10 Earnings Call Presentation

AllianceBernstein.com
Retail Mutual Funds vs. Lipper Averages
NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees.
(1) Performance figures other than 1Q2010 and One Year are positively affected by class action settlement proceeds.
Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through 3/31/10.
Retail Value Equity: Relative Performance

Periods Ended March 31, 2010				
Service	1Q 2010	One Year	Three Years	Five Years	Ten Years	Benchmark or Lipper Average
Global Growth	(1.6)	(0.9)	(6.6)	(4.1)	N/A	Global Large Cap Growth
U.S. Large Cap Growth(1)	(1.7)	5.0	5.6	3.8	(1.1)	Large Cap Growth
International Growth	(0.4)	6.1	(1.8)	(0.3)	1.8	International Large-Cap Growth
Emerging Markets	(1.4)	(4.2)	(2.2)	(2.1)	(2.4)	Morningstar Equity Global Emerging Markets
U.S. Growth(1)	0.3	(0.1)	(2.2)	(1.5)	(1.2)	Large Cap Growth
U.S. Small/Mid Cap Growth	0.5	4.3	(1.2)	(1.4)	(0.0)	Mid Cap Growth

1Q10 Earnings Call Presentation

AllianceBernstein.com
Retail Mutual Funds vs. Lipper Averages
NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees.
(1) Performance figures other than 1Q2010 and One Year are positively affected by class action settlement proceeds.
Source: AllianceBernstein, Morningstar, and Lipper. Mutual Fund, Morningstar, and Lipper performance data through 3/31/10.
Retail Growth Equity: Relative Performance

Service	1Q 2010	One Year	Three Years	Five Years	Ten Years	Peer Group Average
		Periods Ended March 31, 2010				
Global High Yield Portfolio	4.8	17.7	3.2	3.8	0.2	Morningstar Fixed Income Global High Yield
American Income Portfolio	1.7	16.6	1.1	2.2	2.3	Morningstar Fixed Income USD
Global Bond	1.8	8.4	2.1	3.6	2.0	Lipper Global Income Funds
High Income	1.5	16.5	5.9	5.4	7.4	Lipper High Current Yield Funds

1Q10 Earnings Call Presentation

AllianceBernstein.com
Retail Fixed Income Funds vs. Peer Group Averages
NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees.
Source: AllianceBernstein, Morningstar, and Lipper. Mutual Fund, Morningstar, and Lipper performance data through 3/31/10.
Retail Fixed Income: Relative Performance

Service	1Q 2010	Periods Ended March 31, 2010 One Year	Three Years	Five Years	Ten Years	Morningstar Average
Conservative Wealth	(0.4)	(2.1)	(0.8)	0.2	0.4	Conservative Allocation
Balanced Wealth	0.3	8.4	(0.9)	0.8	0.7	Moderate Allocation
Wealth Appreciation	(0.7)	5.7	(2.5)	0.4	0.6	Large Blend

1Q10 Earnings Call Presentation

AllianceBernstein.com
Retail Mutual Funds vs. Morningstar Averages
NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees.
Source: AllianceBernstein and Morningstar. Mutual fund and Morningstar performance data through 3/31/10.
Wealth Strategies: Relative Performance

1Q10 Earnings Call Presentation

AllianceBernstein.com
In US dollars millions
	4Q 2008	1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010
Revenues
Investment Gains (Losses)	($131)	($28)	$63	$71	$15	$11
Dividends	7	1	2	1	4	1
Total Revenues	($124)	($27)	$65	$72	$19	$12
Expenses
Amortization of Original Awards	$59	$45	$39	$40	$36	$31
Amortization of MTM - Prior Periods	(20)	(17)	(16)	(11)	(6)	(4)
Amortization of MTM - Current Quarter	(60)	(12)	25	28	8	4
% of Investment Gains (Losses)	46%	43%	40%	39%	53%	36%
Dividends	7	1	1	1	4	1
Sub-Total of Mutual Fund Expenses	(14)	17	49	58	42	32
Amortization of AB Units	16	11	10	11	19	23
Other	2	5	3	4	1	3
Total expenses	$4	$33	$62	$73	$62	$58
Net P&L impact of Mutual Fund Grants	($110)	($44)	$16	$14	($23)	($20)
Six-Quarter Deferred Compensation Net P&L Trend

1Q10 Earnings Call Presentation

AllianceBernstein.com
In US dollars millions
Assets	Mar 31, 2010	Dec 31, 2009
Cash and cash equivalents	$584	$614
Cash and securities, segregated	1,005	985
Receivables, net	1,185	1,099
Investments:
Deferred compensation - related	372	401
Other	407	374
Goodwill, net	2,893	2,893
Intangible assets, net	219	224
Deferred sales commissions, net	87	90
Other (incl. furniture & equipment, net)	534	535
Total Assets	$7,286	$7,215

Liabilities and Capital
Liabilities:
Payables	$1,776	$1,670
Accounts payable and accrued expenses	335	278
Accrued compensation and benefits	341	316
Debt	206	249
Total Liabilities	2,658	2,513

Partners' capital attributable to AllianceBernstein Unitholders	4,474	4,530
Non-controlling interests in consolidated entities	154	172
Total Capital	4,628	4,702
Total Liabilities and Capital	$7,286	$7,215
Consolidated Balance Sheet

1Q10 Earnings Call Presentation

AllianceBernstein.com
In US dollars millions
	Three Months Ended
	Mar 31, 2010	Mar 31, 2009
Cash Flows From Operating Activities:
Net Income	$131	$32
Non-cash items:
Amortization of deferred sales commissions	12	15
Amortization of non-cash deferred compensation	26	16
Depreciation and other amortization	21	21
Unrealized gains on deferred compensation - related investments	(24)	(16)
Unrealized loss on consolidated venture capital fund	21	6
Other	5	2
Changes in assets and liabilities	26	(29)
Net cash provided by operating activities	218	47
Cash Flows From Investing Activities:
Purchases of investments	-	(2)
Proceeds from sales of investments	-	2
Additions to furniture, equipment and leasehold improvements	(1)	(29)
Net cash used in investing activities	(1)	(29)
Cash Flows From Financing Activities:
(Repayment) issuance of commercial paper, net	(43)	11
Proceeds from bank loans, net	-	66
Increase (decrease) in overdrafts payable	24	(14)
Distributions to General Partner and unitholders	(194)	(99)
Purchases of Holding Units to fund deferred compensation awards, net	(24)	(1)
Other	5	7
Net cash used in financing activities	(232)	(30)
Effect of exchange rate changes on cash and cash equivalents	(15)	(2)
Net decrease in cash and cash equivalents	(30)	(14)
Cash and cash equivalents at the beginning of period	614	553
Cash and cash equivalents at the end of period	$584	$539
Consolidated Statement of Cash Flows

1Q10 Earnings Call Presentation

AllianceBernstein.com
In US dollars billions
	Institutions	Retail	Private Client	Total
Beginning of Period	$300.0	$120.7	$74.8	$495.5
Sales/New accounts	3.5	10.5	2.1	16.1
Redemptions/Terminations	(9.9)	(6.3)	(1.5)	(17.7)
Cash flow	(2.2)	(1.4)	(0.8)	(4.4)
Unreinvested dividends	-	(0.3)	(0.1)	(0.4)
Net Flows	(8.6)	2.5	(0.3)	(6.4)
Investment Performance	5.6	4.6	2.0	12.2
End of Period	$297.0	$127.8	$76.5	$501.3
% Total at end of period	59%	26%	15%	100%
% Change from beg of period	-1%	6%	2%	1%
Three-months ended 3/31/10 AUM Rollforward by Distribution Channel

1Q10 Earnings Call Presentation

AllianceBernstein.com
In US dollars billions
	Value Equity	Growth Equity	Fixed Income	Other	Total
Beginning of Period	$171.2	$94.1	$184.3	$45.9	$495.5
Sales/New accounts	2.3	2.5	10.4	0.9	16.1
Redemptions/Terminations	(6.7)	(6.0)	(4.9)	(0.1)	(17.7)
Cash flow	(2.9)	(1.4)	0.1	(0.2)	(4.4)
Unreinvested dividends	-	-	(0.4)	-	(0.4)
Net Flows	(7.3)	(4.9)	5.2	0.6	(6.4)
Investment Performance	5.5	2.0	2.8	1.9	12.2
End of Period(2)	$169.4	$91.2	$192.3	$48.4	$501.3
% Total at end of period	34%	18%	38%	10%	100%
% Change from beg of period	-1%	-3%	4%	5%	1%
(1) Includes index, structured, asset allocation services and other non-actively managed AUM.
(2) Approximately $86 billion in Blend Strategies AUM are reported in their respective services.
(1)
Three-months ended 3/31/10 AUM Rollforward by Investment Service

Institutions

Other
8%
Eur. ex-UK
5%
Australia
7%
UK
8%
N.A. ex-US
9%
Japan
9%
US
54%

Europe
9%
Other
2%
Asia Pac
21%
US
68%

Non-US
3%
US
97%

AB

1Q10 Earnings Call Presentation

AllianceBernstein.com
In US dollars billions
As of March 31, 2010
Retail
Private Client
 $297.0 $127.8    $76.5
AUM by Region